UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported):  October 15, 2008

SYNTHENOL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

c/o 65 Broadway, Suite 501, New York, NY 10006

(Address of principal executive offices)

(212) 359-4300

(Registrant's Telephone Number)

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Dismissal

On September 29, 2008, we dismissed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”), our principal registered independent public accountant that was previously engaged as the principal accountant to audit our financial statements.

The reports of DMCL on our financial statements for either of the fiscal years ended December 31, 2007 or December 31, 2006, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  In connection with the audit for the past two fiscal years and through June 30, 2008, there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements.

During our fiscal years ended December 31, 2007 and December 31 2006 and through June 30, 2008, no one on our behalf has consulted with DMCL regarding:  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and DMCL has not provided a written report or oral advice, the conclusion of which was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Our board of directors approved the dismissal of DMCL on September 29, 2008.

Pursuant to Item 304(a)(3) of Regulation S-K, DMCL has been provided with the disclosures in this Current Report on Form 8-K and has provided a letter commenting on the disclosures, attached as Exhibit 16.1 hereto.

Auditor Engagement

On October 14, 2008, we engaged Schwartz Levitzky Feldman LLP/SRL (“SLF”) of Toronto, Ontario, Canada as our new principal registered independent public accountant to audit our financial statements.  During the two most recent fiscal years and the interim period preceding the appointment of SLF, we have not consulted SLF regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and we did not receive either a written report or oral advice that we considered an important factor in reaching a decision as to an accounting or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

16.1           Letter from Dale Matheson Carr- Hilton Labonte LLP to the Securities and Exchange Commission, dated October 7, 2008 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2008

SYNTHENOL, INC.
By:	/s/ Richard Xu
Richard Xu, President